UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2013

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	811-21765	34-2045907
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

125 West 55th Street
New York, New York 10019
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (800) 910-1434

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The results of the Annual Meeting of the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc. held on June 21, 2012 is filed as Exhibit (d)(1) to this Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

          Number      Description

          (d)(1)

Results of the Annual Meeting of the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc. held on June 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
Date: March 11, 2013	By:	/s/ John H. Kim
John H. Kim
Secretary